Condensed Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Revenue:
Gross revenue	$ 476,544	$ 419,059
Reimbursable expenses	(126,910)	(102,270)
Net revenue	349,634	316,789
Costs and expenses:
Direct costs	216,140	202,361
Selling, general and administrative expense	78,948	75,564
Depreciation and amortization	11,548	11,456
Restructuring and other items		4,412
Total costs and expenses	306,636	293,793
Income from operations	42,998	22,996
Interest income	348	181
Interest expense	(257)	(366)
Income before provision for income taxes	43,089	22,811
Provision for income taxes	(6,894)	(3,766)
Net income	$ 36,195	$ 19,045
Net income per Ordinary Share:
Basic	$ 0.59	$ 0.32
Diluted	$ 0.57	$ 0.31
Weighted average number of Ordinary Shares outstanding:
Basic	61,776,643	60,404,242
Diluted	63,225,797	61,323,594